Business Combinations - Summary of the Preliminary Estimated Fair Values of the Assets Acquired and the Liabilities Assumed (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Apr. 27, 2018	Dec. 31, 2017	Dec. 31, 2016
Assets:
Goodwill	$ 2,399,118		$ 2,160,290	$ 2,159,337
Bluegrass Materials Company
Assets:
Cash and cash equivalents		$ 1,159
Receivables		25,479
Inventory		46,635
Other current assets		1,029
Property, plant and equipment		1,519,289
Intangible assets, other than goodwill		20,150
Goodwill		244,615
Total Assets		1,858,356
Liabilities:
Accounts payable and accrued expenses		17,978
Deferred income tax liabilities, net		214,020
Noncontrolling interest		9,001
Total Liabilities		240,999
Total Consideration		$ 1,617,357